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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 10, 2003

                               e-PERCEPTION, INC.
       -------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


          Nevada          000-27507           88-0350448
       ------------     -------------         ----------
    (State or other      (Commission File     (IRS Employer
    jurisdiction of      Number)              Identification No.)
    incorporation)

                           --------------------------
                           27555 Ynez Road, Suite 203
                           Temecula, California 92591
               (Address of principal executive offices) (Zip Code)
       -------------------------------------------------------------------
       Registrant's telephone number, including area code   (909) 587-8773




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Item  6.       Resignations  of  Registrant's  Directors.

     This  Current  Report  on  Form  8-K.

(a) Resignation letter from David Belcher, including description of disagreement.

     The letter is filed as Exhibit 17.1 hereto and hereby incorporated by reference.

(b)  Statement  from  registrant  presenting  its  view  of  the  disagreement

     e-Perception strongly disagrees with each of the assertions made in Mr. Belchers's letter. See letter from CEO of the registrant attached hereto as Exhibit 99.1 and hereby incorporated by this reference.


Exhibit
No.      Description
--------------------------------------------------------------------------------
17.1     Resignation  letter  from  David  Belcher
99.1     Letter from CEO








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          e-PERCEPTION,  INC.


                          By:  /s/ Joseph  Flynn
                             ------------------
                             Joseph  Flynn
Date:  March  14,  2003.     Chief  Executive  Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit
No.      Description
--------------------------------------------------------------------------------
17.1     Resignation  letter  from  David  Belcher
99.1     Letter from CEO